Exhibit 10.1

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

   This REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”) dated as of September 14, 2012 by and between American Campus Communities, Inc., a Maryland corporation (the “Company”), American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Operating Partnership”), and each of the persons who are signatories hereto (each, a “Stockholder” and collectively, the “Stockholders”).

    WHEREAS, each Stockholder on the date of this Agreement received the number of common units of limited partnership interest (“OP Units”) in the Operating Partnership set forth next to such Stockholder’s name on Schedule A hereto pursuant to an Agreement of Merger and Contribution dated as of June 7, 2012 by and among Campus Acquisitions Holdings, LLC, a Delaware limited liability company, Campus Acquisitions Management, LLC, a Delaware limited liability company, the Property Entities (as defined therein), the Development Entities (as defined therein), Campus Acquisitions Investment Management, LLC, the Company and the Operating Partnership, as amended (the “Merger Agreement”);

    WHEREAS, under the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 17, 2004, as amended (the “Partnership Agreement”), the holders of OP Units may present such OP Units to the Operating Partnership for redemption, the consideration for which redemption will be either cash or, at the option of the general partner of the Operating Partnership, shares of common stock, par value $.01 per share (the “Common Stock”), of the Company; and

    WHEREAS, the Company has agreed in the Merger Agreement to provide certain registration rights to the Stockholders in respect of the Common Stock on the terms and subject to the conditions set forth in this Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

    1.    Certain Definitions.

    As used in this Agreement, the following terms shall have the following meanings:

    “Affiliate” shall mean with respect to any Person any direct or indirect subsidiary of such Person and any other Person directly or indirectly controlling, controlled by, or under common control with such Person.  As used in this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of management or policies or the power to appoint and remove a majority of the board or other governing body (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

    “Allowed Delay” has the meaning set forth in Section 3(c)(ii).

    “Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are required by law to close.  Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.

     “Common Stock” has the meaning set forth in the Recitals.

    “Company” has the meaning set forth in the Preamble.

    “Effectiveness Period” has the meaning set forth in Section 4(a).

    “Holder Indemnitee” has the meaning set forth in Section 6(a).

    “Indemnified Party” has the meaning set forth in Section 6(c).

    “Indemnifying Party” has the meaning set forth in Section 6(c).

    “Issuer Free Writing Prospectus” has the meaning set forth in Section 3(e).

    “Merger Agreement” has the meaning set forth in the Recitals.

    “Operating Partnership” has the meaning set forth in the Preamble.

    “OP Units” has the meaning set forth in the Recitals.

    “Partnership Agreement” has the meaning set forth in the Recitals.

    “Person” shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority or other entity.

    “Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

    “Register,” “registered” and “registration” refer to a registration made by preparing and filing with the SEC a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

    “Registrable Securities” shall mean the Shares and any other securities issued or issuable in exchange for the Shares; provided, however, that a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or such security becoming eligible for sale by a Stockholder pursuant to Rule 144 without being subject to a volume limitation.

    “Registration Statement” shall mean any registration statement of the Company filed with the SEC under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, including the Shelf Registration Statement.

    “SEC” shall mean the U.S. Securities and Exchange Commission.

    “Shares” shall mean the shares of Common Stock issued or to be issued to the Stockholders by the Company upon the Stockholders’ redemption of their Units.

    “Shelf Registration Statement” has the meaning set forth in Section 3(a).

    “Stockholder” has the meaning set forth in the Preamble.

    “Underwritten Offering” has the meaning set forth in Section 3(d)(i).

    “Units” shall mean the OP Units issued to the Stockholders by the Operating Partnership pursuant to the Merger Agreement.

    “WKSI” shall mean a well-known seasoned issuer as defined under Rule 405 of the 1933 Act.

    “1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

    “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    2.   Lock-up Agreement.  Each Stockholder shall have the right to require the Partnership to redeem all or a portion of the Units held by such Stockholder pursuant to Section 8.6 of the Partnership Agreement commencing on the one-year anniversary of the date hereof, and no Stockholder shall have the right of Redemption (as defined in the Partnership Agreement) prior to such date.

    3.   Registration.

      (a)    Shelf Registration Statement.  Within 12 months of the date hereof, the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3, or shall file one or more Prospectus supplements under the Company’s existing Form S-3 automatic shelf registration statement (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), pursuant to Rule 415 under the 1933 Act, covering the resale of the Registrable Securities on a delayed or continuous basis (the “Shelf Registration Statement”) to the extent not already registered on a previously filed and effective Registration Statement.  Such Shelf Registration Statement or Prospectus supplement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, a sale to an underwriter or underwriters for reoffering to the public, a direct sale to purchasers or a sale through brokers or agents, which may include sales over the internet) to a Stockholder.  Such Shelf Registration Statement or Prospectus supplement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional Registrable Securities resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Shelf Registration Statement or Prospectus supplement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 4(c) to the Stockholders, the Stockholders’ designated counsel, and their designated underwriters if any, at a reasonable time prior to its filing or other submission.

         (b)   Expenses.  The Company will pay all expenses incurred by it in connection with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold and fees of the Stockholders’ counsel.

          (c)   Effectiveness.

(i)   If the Company is eligible as a WKSI, the Shelf Registration Statement shall utilize the automatic shelf registration process under Rule 415 and Rule 462.  If the Company is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, the Company shall use commercially reasonable efforts to have each Shelf Registration Statement declared effective as soon as practicable following the filing thereof, but in any event within 60 days after the one-year anniversary of the date hereof.  The Company shall notify the Stockholders by facsimile or e-mail (in each case, with receipt confirmed) as promptly as practicable after any Shelf Registration Statement is declared effective and shall as soon as reasonably practicable provide the Stockholders, without charge, with a copy of any related Prospectus (including any amendments, supplements and exhibits thereto) and such other documents (including any documents incorporated into the Registration Statement by reference) as the Stockholders may reasonably request in order to facilitate the sale or other disposition of the securities covered thereby.  The Company represents and warrants that it is a WKSI as of the date hereof.

(ii)   Notwithstanding anything to contrary, the Company may, following the effectiveness of a Shelf Registration Statement, suspend the use of the Shelf Registration Statement if (1) a majority of the independent members of the Board of Directors of the Company in good faith determine that any such use of such Shelf Registration Statement would materially and adversely affect any material corporate transaction involving the Company or would otherwise require, based on the advice of counsel, disclosure of nonpublic information not otherwise required to be disclosed under applicable law, which disclosure the majority of the independent members of the Board of Directors of the Company determine, in their reasonable judgment, is not in the best interests of the Company at such time, or, (2) if a majority of the independent members of the Board of Directors of the Company determine, in their reasonable judgment, that an event described in Section 4(j) has occurred (each such event under the preceding (1) or (2), an “Allowed Delay”); provided, however, that the Company shall promptly (a) notify the Stockholders in writing of the existence of the event giving rise to an Allowed Delay, (b) advise the Stockholders in writing that all sales must cease under the Registration Statement or any Prospectus or Prospectus supplement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable by taking any action necessary to make resumed use of the Registration Statement compatible with the Company’s best interests so as to permit each Stockholder to resume sales of the Registrable Securities as promptly as practicable.  Notwithstanding anything herein to the contrary, (A) the Company shall not be required to disclose material nonpublic information to the Stockholders and (B) the Company’s rights to suspend the use of any Registration Statement or qualification of Registrable Securities during the pendency of any Allowed Delay shall not, in the aggregate, cause the Stockholders to be required to suspend sales of the Shares pursuant to the Registration Statement or relieve the Company of its obligation to amend or supplement and maintain the effectiveness of a Registration Statement for a period exceeding (i) 30 days during any rolling 90-day period or (ii) 60 days during any rolling 12-month period.

          (d)   Underwritten Offerings.

(i)   At any time after the one-year anniversary of the date hereof and while any Units or Registrable Securities are outstanding and a Shelf Registration Statement applicable to Stockholders under Section 3(a) is not effective, the Company shall (A) notify the Stockholders in writing at least 10 Business Days prior to the filing of any registration statement, prospectus or prospectus supplement under the 1933 Act (excluding a registration or prospectus relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales) for purposes of a firm commitment underwritten public offering of Common Stock by the Company for its own account and/or for stockholders of the Company for their account  (an “Underwritten Offering”) and (B) (i) include in such Underwritten Offering all or part of the Registrable Securities held by or then issuable to the Stockholders to the extent and on the terms and conditions set forth herein and (ii) use commercially reasonable efforts to cause the managing underwriter or underwriters of the Underwritten Offering to permit the Registrable Securities requested to be included in the Underwritten Offering to be included on the same terms and conditions as any other shares of Common Stock and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  If the Stockholder elects to include in any such Underwritten Offering all or a portion of the Registrable Securities, the Stockholders shall, within five Business Days after the above-described notice from the Company, so notify the Company in writing.

ii)   The right of the Stockholders to include Registrable Securities in an Underwritten Offering pursuant to this Section 3(d) shall be conditioned upon the Stockholders’ participation in such underwriting and the inclusion of the Stockholders’ Registrable Securities in the underwriting to the extent provided herein.  In order to distribute its Registrable Securities through such Underwritten Offering, the Stockholders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, and shall deliver all such documents and materials reasonably requested by the underwriters and the Company on a timely basis.  Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in an Underwritten Offering, the number of shares that may be included in such Underwritten Offering shall be allocated as follows:  (A) to the extent the Company is selling shares in the Underwritten Offering, the Company shall be entitled to priority in registration with respect to shares generating the first $250 million of gross proceeds; and (B) the remaining shares to be included in such Underwritten Offering shall be allocated equally between the Company (to the extent the Company is selling shares in the Underwritten Offering) on the one hand and the Stockholders and other stockholders of the Company (to the extent shares held by other stockholders are to be included in the Underwritten Offering) on the other, with the number of Registrable Securities and shares held by other stockholders to be included in the Underwritten Offering allocated on a pro rata basis based on the total number of Registrable Securities or shares which each such Stockholder or other stockholder has actually requested to be included in such Underwritten Offering.  The Company shall have the right to terminate any Underwritten Offering initiated by it under this Section 3(d) prior to execution of an underwriting agreement whether or not the Stockholders have elected to include securities in such registration.

            (iii)   In connection with any Underwritten Offering in which the Stockholders participate or are invited to participate in accordance with this Section 3(d):

        (A)   the Stockholders hereby agree that they will agree in writing to any restrictions on sale of the Registrable Securities owned by the Stockholders that are requested by the managing underwriter for a period not to exceed 90 days; provided, however, that such restrictions shall not be imposed unless restrictions as least as burdensome are imposed on each executive officer and director of the Company, and each other stockholder participating in the offering;

         (B)   the Company represents and agrees that, unless it obtains the prior consent of Stockholders of a majority of Registrable Securities that are registered under a Registration Statement at such time or the consent of the managing underwriter in connection with any underwritten offering, including an Underwritten Offering, of Registrable Securities, and each Stockholder represents and agrees that, unless it obtains the prior consent of the Company and any such underwriter, it will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the SEC.

       4.    Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a)   use commercially reasonable efforts to cause such Registration Statement to remain continuously effective for a period that will terminate upon the date on which all Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”);

          (b)   prepare and file with the SEC such amendments, Prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to timely comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby and, upon ten Business Days’ notice, shall file any supplement or amendment to the Registration Statement and Prospectus with respect to the plan of distribution or the Stockholders’ ownership interests in its Registrable Securities that is reasonably necessary to permit the sale of such Registrable Securities pursuant to the Registration Statement;

          (c)   provide copies to and permit the Stockholders, Stockholders’ counsel, and its underwriters, if any, to review each Registration Statement and all amendments and supplements thereto no fewer than five Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects based upon such counsel’s belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission or any underwriters or Stockholders reasonably object;

          (d)   furnish to the Stockholders, Stockholders’ counsel, and any underwriters, promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than three Business Days after the filing date, receipt date or sending date, as the case may be), (A) one copy of any Registration Statement and any amendment thereto, and (B) such number of copies of each preliminary Prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment) as the Stockholders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholders that are covered by each Registration Statement;

          (e)   use commercially reasonable efforts to (A) prevent the issuance of any stop order or other suspension of effectiveness and (B) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (f)   prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify, or exempt therefrom, or cooperate with the Stockholders, their counsel, and any underwriters in connection with the registration or qualification, or exemption therefrom, of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Stockholders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(f), (B) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(f), or (C) file a general consent to service of process in any such jurisdiction;

          (g)         cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (h)          provide and cause to be maintained a CUSIP number for all Registrable Securities;

          (i)   provide and cause to be maintained a registrar and transfer agent for all Registrable Securities;

          (j)   promptly notify the Stockholders in writing, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act (including during any period when the Company is in compliance with Rule 172), upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus (including any supplements or amendments thereto) or the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Stockholders a reasonable number of copies of a supplement to or an amendment of such Prospectus or such Registration Statement as may be necessary so that such Prospectus, as thereafter delivered to the purchasers of such Registrable Securities, and such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (k)   timely make and keep public information available, as that term is understood and defined in, and required under, Rule 144 under the 1933 Act, at all times; and

          (l)            comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration and resale of the Registrable Securities as contemplated hereunder.

    5.       Obligations of the Stockholders.

          (a)   Each Stockholder shall furnish in writing to the Company such information regarding itself and the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least 10 Business Days prior to the first anticipated filing date of any Registration Statement or Prospectus, the Company shall notify each Stockholder of the information the Company requires in order to have the Registrable Securities included in the Registration Statement.  Each Stockholder shall provide such information in writing to the Company at least five Business Days after receipt of the above-described notice from the Company.  Each Stockholder that has delivered the requested information to the Company shall be named a selling security-holder in the Registration Statement and related Prospectus in such a manner as to permit such Stockholder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.  The Company may exclude the Registrable Securities held by any Stockholder that has not furnished the required information to the Company within five Business Days after receipt of the above-described notice.

          (b)   The Stockholders agree that, upon receipt of any written notice  from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 3(c)(ii), or (ii) the happening of an event pursuant to Section 4(j), the Stockholders will immediately discontinue the disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Stockholders’ receipt of the copies of the supplemented or amended Prospectus filed with the SEC and, if so directed by the Company, the Stockholders shall deliver or cause to be delivered to the Company (at the expense of the Company) or destroy or cause to be destroyed (and deliver to the Company a certificate of destruction) all copies in the Stockholders’ possession of the Prospectus covering the Registrable Securities current at the time of receipt of notice of an event described in Section 4(j).  The address of the Stockholders are as set forth on Schedule A hereto.

          (c)   The Stockholders covenant and agree that they will comply with the prospectus delivery requirements of the 1933 Act as applicable in connection with sales of Registrable Securities pursuant to the Registration Statement.

    6.    Indemnification.

          (a)   Indemnification by the Company and the Operating Partnership.  The Company and the Operating Partnership will, jointly and severally, indemnify and hold harmless, each Stockholder, its Affiliates, and their respective officers, directors, members, employees, representatives and agents, successors and assigns, and each other Person, if any, who controls the Stockholder within the meaning of the 1933 Act (each, a “Holder Indemnitee” and collectively, the “Holder Indemnitees”), from and against any losses, claims, damages or liabilities, joint or several, and expenses (including attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened, and the costs of enforcement thereof) to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:  (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or any Issuer Free Writing Prospectus, or any amendment or supplement thereof, or any “road show” as defined in Rule 433 under the 1933 Act or any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (B) any omission or alleged omission to state in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or any Issuer Free Writing Prospectus, or any amendment or supplement thereof, or any “road show” as defined in Rule 433 of the 1933 Act a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (D) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification; provided, however, that the Company and the Operating Partnership will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information regarding a Holder Indemnitee furnished by any Holder Indemnitee in writing specifically for use in such Registration Statement or Prospectus, or in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 4(k), the use by such Holder Indemnitee of an outdated or defective Prospectus after such Holder Indemnitee has received actual notice from the Company that the Prospectus is outdated or defective and prior to the receipt by each Stockholder of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

          (b)   Indemnification by the Stockholders.  Each Stockholder agrees, severally and not jointly, to indemnify and hold harmless, the Company, its Affiliates, and their respective directors, officers, employees, stockholders and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened, and the costs of enforcement thereof) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement, any preliminary Prospectus or final Prospectus contained therein, or in any amendment or supplement thereof, or any Issuer Free Writing Prospectus, or any amendment or supplement thereof, or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information regarding a Holder Indemnitee furnished in writing by a Holder Indemnitee to the Company specifically for inclusion in such Registration Statement, Prospectus, or amendment or supplement thereof, Issuer Free Writing Prospectus, or amendment or supplement thereof, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 4(k), the use by such Holder Indemnitee of an outdated or defective Prospectus after such Holder Indemnitee has received actual notice from the Company that the Prospectus is outdated or defective and prior to the receipt by each Stockholder of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.  The liability of any Stockholder pursuant to this paragraph shall in no event exceed the net proceeds received by such Stockholder from sales of Registrable Securities pursuant to such Registration Statement or Prospectus or preliminary Prospectus or Issuer Free Writing Prospectus or amendment or supplement thereto.

          (c)   Conduct of Indemnification Proceedings.  Any Person entitled to indemnification under this Agreement (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) shall (i) give prompt notice to such Person against whom such indemnity may be sought (each, an “Indemnifying Party” and collectively, the “Indemnifying Parties”) of any claim with respect to which it intends to seek indemnification and (ii) permit the Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (A) the Indemnifying Party has agreed to pay such fees or expenses, or (B) the Indemnifying Party shall have failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to the Indemnified Party or (C) in the reasonable judgment of the Indemnified Party, based upon advice of its counsel, a conflict of interest exists between the Indemnified Party and the Indemnifying Party with respect to such claims (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that the Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of the Indemnified Party); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or litigation.  It is understood that the Indemnifying Party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time (in addition to any local counsel) for all such Indemnified Parties except to the extent that based upon advice of counsel, a conflict of interest exists between the Indemnified Parties.  No Indemnifying Party will, except with the prior written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation or (ii) includes a statement as to or an admission of, fault, culpability or a failure to act by or on behalf of the Indemnified Party.

          (d)   Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an Indemnified Party or insufficient to hold it harmless, other than as expressly specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations.  Notwithstanding the provisions of this Section 6(d), in no event shall a Holder Indemnitee be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Holder Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation.

    7.    Limitation on Subsequent Registration Rights.  After the date of this Agreement, the Company shall not, without the prior written consent of Stockholders beneficially owning not less than a majority of the then outstanding Units and Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any Registration Statement filed pursuant to the terms hereof, unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of the Stockholders that is included.

    8.   Miscellaneous.

          (a)   Notices.  All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered or sent by facsimile (in each case, with receipt confirmed) to the Persons set forth below or if sent by documented overnight delivery service (with signature confirming receipt) or certified mail, postage prepaid, return receipt requested, addressed as set forth below or to such other Person or Persons and/or at such other address or addresses (or facsimile number) as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor in all other cases.

To the Company and the Operating Partnership:

American Campus Communities, Inc.
12700 Hill Country Boulevard, Suite T-200
Austin, Texas 78738
Attention: Jonathan A. Graf
Facsimile: (512) 732-2450

With a copy to:	Locke Lord LLP
2200 Ross Avenue, Suite 200
Dallas, Texas 75201
Attention: Toni Weinstein
Facsimile: (214) 740-8800

To the Stockholders:	As listed on Schedule A hereto

With a copy to:	Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: John A. Healy
Facsimile: 212-878-8375

          (b)   Construction.  Within this Agreement, the singular shall include the plural and the plural shall include the singular, and any gender shall include all other genders, all as the meaning and the context of this Agreement shall require. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any successor statute or law thereto, unless the context requires otherwise.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

          (c)   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.  Neither this Agreement, nor any of the rights hereunder or thereunder, may be assigned by any party, nor may any party delegate any obligations hereunder or thereunder, without the written consent of the other party hereto or thereto; provided that each Stockholder may, without the consent of the Company or the Operating Partnership and without affecting such Stockholder’s rights and obligations hereunder, assign such Stockholder’s same rights and obligations under this Agreement, to a permitted transferee in connection with a transfer of Units in accordance with the terms of the Partnership Agreement, if such transferee agrees in writing to be bound by all of the provisions hereof.  This Agreement shall not be construed as giving any Person, other than the parties hereto and their permitted successors, heirs and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any of the provisions herein contained, this Agreement and all provisions and conditions hereof being intended to be, and being, for the sole and exclusive benefit of such parties, and their respective permitted successors, heirs and assigns and for the benefit of no other Person or entity.

          (d)   Amendment and Waiver.  The parties hereto may amend or modify, or may waive any right or obligation under, this Agreement in any respect, provided that any such amendment, modification or waiver shall be in writing and executed by each of the Company, the Operating Partnership and the Stockholders holding a majority of the Units and Registrable Securities.  No waiver of any breach of any provision of this Agreement shall constitute or operate as a waiver of any other breach of such provision or of any other provision hereof, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof.

          (e)   Governing Law.  This Agreement is made pursuant to, and shall be construed and enforced in accordance with, the laws of the State of Delaware irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law that would result in the application of any law other than the laws of the State of Delaware.

          (f)   Section Headings and Defined Terms. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning and interpretation of any of the provisions of this Agreement. Except as otherwise indicated, all agreements defined herein refer to the same as from time to time amended or supplemented or the terms thereof waived or modified in accordance herewith and therewith.

          (g)   Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

          (h)   Counterparts.  This Agreement and the other documents required to consummate the transactions contemplated herein may be executed in one or more counterparts, each of which shall be deemed an original (including facsimile and PDF signatures), and all of which together shall be deemed to be one and the same instrument. The parties hereto may deliver this Agreement and the other documents required to consummate the transactions contemplated herein by telecopier machine/facsimile or via e-mail and each party shall be permitted to rely upon the signatures so transmitted to the same extent and effect as if they were original signatures.

          (i)   Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings (written or oral), with respect to such subject matter.

          (j)   Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY  OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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    IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

COMPANY:

AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation

By:	/s/ William W. Talbot
William W. Talbot
Executive Vice President

OPERATING PARTNERSHIP:

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership

By:	American Campus Communities Holdings LLC, its general partner

By:	/s/ William W. Talbot
William W. Talbot
Vice President

[Signatures Continued On Following Page]

STOCKHOLDERS: CAMPUS ACQUISITIONS INVESTMENT MANAGEMENT, LLC

By:	/s/ Thomas M. Scott
Thomas M. Scott
Managing Member

SCHEDULE A

NAME	ADDRESS	UNITS
Campus Acquisitions Investment Management, LLC	161 N. Clark Street, Suite 4900 Chicago, Illinois 60601 Attn: Thomas M. Scott	325,098